UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2008

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 8.01 of this report is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 8.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

On November 12, 2008, the Federal Deposit Insurance Corporation (the “FDIC”) approved the application of General Electric Capital Corporation (“GE Capital”) for designation as an eligible entity under the FDIC’s Temporary Liquidity Guarantee Program (“debt guarantee program”). Under the FDIC’s interim rules for the debt guarantee program, issued on October 23, 2008, eligible entities include affiliates of FDIC-insured depository institutions subject to application to the FDIC.  GE Money Bank (a Federal Savings Bank) and GE Capital Financial, Inc. (a Utah Industrial Bank) are subsidiary-insured depository institutions of GE Capital.

Under the terms of the debt guarantee program, the FDIC guarantees GE Capital’s senior unsecured debt, including commercial paper and term debt, issued from the date GE Capital becomes eligible under the program through and including June 30, 2009. We expect the program to be effective for GE Capital on or before Friday, November 14, 2008. There is a cap on the maximum amount of debt that GE Capital is permitted to have issued and outstanding at any time under the debt guarantee program, which is 125% of the par value of its senior unsecured debt outstanding as of September 30, 2008 that was scheduled to mature on or before June 30, 2009. The FDIC guarantees such debt until the earlier of the maturity date of the debt or June 30, 2012.

The approval is subject to an Eligible Entity Designation Agreement (the “Agreement”) among the FDIC, GE Capital and General Electric Company (the “Company”). The Agreement, which is a condition of eligibility for affiliates of depository institutions, is subject to various terms and conditions, including a reimbursement agreement by GE Capital and the Company in the event the FDIC is required to make payments under the debt guarantee program.  A copy of the form of Agreement is included as an exhibit to this report and is incorporated by reference into this Item as Exhibit 10(a).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being filed as part of this report:

10(a) Form of Eligible Entity Designation Agreement among Federal Deposit Insurance Corporation, General Electric Capital Corporation and General Electric Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: November 12, 2008	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

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